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Exhibit 23.4

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

        As oil and gas consultants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated December 31, 2009, included in Kinder Morgan Energy Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2009, and to the reference to us under the caption "Experts" appearing in such Registration Statement.

NETHERLAND, SEWELL & ASSOCIATES, INC.
	By:	/s/ DANNY D. SIMMONS Danny D. Simmons, P.E. President and Chief Operating Officer
Houston, Texas June 16, 2010

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  Exhibit 23.4
CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS